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                                                                  EXHIBIT 10.52


                                 OFFICE LEASE

                            1999 AVENUE OF THE STARS

                     CONSTELLATION LAND LIMITED PARTNERSHIP,
                        an Illinois limited partnership,

                                  as Landlord,


                                       and


                          HARVEY ENTERTAINMENT COMPANY,
                            a California corporation,

                                    as Tenant




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                            1999 AVENUE OF THE STARS
                            ------------------------

                       SUMMARY OF BASIC LEASE INFORMATION
                       ----------------------------------

        The undersigned hereby agree to the following terms of this Summary of Basic Lease Information (the "Summary"). The Summary is hereby incorporated into and made a part of the attached Office Lease (the Summary and Office Lease to be known collectively as the "Lease") which pertains to the office building (the "Building") at 1999 Avenue of the Stars, Los Angeles, California. Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

                 TERMS OF LEASE
               (References are to
                The Office Lease)                       DESCRIPTION
                -----------------                       -----------

1.   Date:                                   August 9, 1996

2.   Landlord:                               CONSTELLATION LAND LIMITED
                                             PARTNERSHIP, an Illinois limited
                                             partnership

3.   Address of Landlord                     c/o Heitman Properties, Ltd.
       (Section 29.14):                      1999 Avenue of the Stars
                                             Suite 1050
                                             Los Angeles, California 90067
                                             Attention: Mr. Mark McCaslin

                                                       and

                                             c/o Heitman Properties, Ltd.
                                             180 North LaSalle Street
                                             Chicago, Illinois 60601
                                             Attention: Mr. Roger Smith

4.   Landlord's Managing                     None
     Agent (Article 3):

5.   Tenant:                                 Harvey Entertainment Company,
                                             a California corporation

6.   Address of Tenant                       Prior to Lease Commencement Date:
     (Section 29.14):
                                             Harvey Entertainment Company
                                             100 Wilshire Boulevard
                                             Suite 1460
                                             Santa Monica, California 90401
                                             Attention: Mr. Greg Yulish

                                             After Lease Commencement Date:

                                             Harvey Entertainment Company
                                             1999 Avenue of the Stars
                                             Suite 2050
                                             Los Angeles, California 90067
                                             Attention: Mr. Greg Yulish

7.   Premises (Article 1)

     7.1   Location on                       20th Floor, as set forth on
           floor(s) in the                   Exhibit "A" attached to the
           Building:                         Lease.


                                       i
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


     7.2   Number of rentable                Approximately 7,237
           square feet in
           Premises:

     7.3   Number of usable                  Approximately 6,177
           square feet in
           Premises:

     7.4   First Right Space                 Suite 2030

     7.5   First Negotiation                 Suite 2040
           Space

8.   Term (Article 2)

     8.1   Lease Term:                       Approximately five (5) years.

     8.2   Lease Commencement                The earlier to occur of
           Date:                             (i) fourteen (14) calendar days
                                             from the Early Access Date and
                                             (ii) the date Tenant commences
                                             business in any portion of the
                                             Premises.

     8.3   Lease Expiration                  August 31, 2001
           Date:

     8.4   Early Access Date:                The date of Substantial
                                             Completion (which is anticipated
                                             to be August 15, 1996).

     8.5   Option Term                       Five (5) years

9.   Base Rent (Article 3):

                                                              Monthly         Annual Rate
             Period of                 Annual               Installments          Per
            Lease Term                Base Rent             of Base Rent        Rentable
            ----------                ---------             ------------         Square
                                                                               Foot ("RSF")
                                                                              ------------

                1                      $290,927.40            $24,243.95         $40.20
                2                      $302,578.97            $25,214.91         $41.81
                3                      $314,664.76            $26,222.06         $43.48
                4                      $327,257.14            $27,271.43         $45.22
                5                      $340,356.11            $28,363.01         $47.03

10.  Additional Rent (Article 4)

     10.1  Base Tax Year                     1997

     10.2  Base Expenditure                  1997
     Year

     10.3  Tenant's Share                    0.935%

11.  Security Deposit                        $24,243.95
       (Article 20):

12.  Parking Pass Ratio                      3 parking passes for every 1,000
       (Article 27):                         RSF of the Premises: 2 per every
                                             1,000 RSF for On-Site parking
                                             and 1 per every 1,000 RSF for
                                             off- Site parking.

13.  Building Directory                      Seven (7) lines
     Allocation (Section
     29.19):

14.  Name and address of                     Ms. Tammy Shegerian
     Broker (Section 29.25):                 Julien J. Studley, Inc.
                                             10960 Wilshire Boulevard
                                             Suite 1500
                                             Los Angeles, California 90024



                                       ii

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15.  Intentionally Omitted


16.  Exhibits:                    "A" through "F"


     The foregoing terms of this Summary are hereby agreed to by Landlord and Tenant.


   "Landlord":                            "Tenant":

   CONSTELLATION LAND LIMITED             HARVEY ENTERTAINMENT
   PARTNERSHIP,                           COMPANY,
   an Illinois limited partnership        a California corporation

   By: JMB/Constellation, Inc.,           By:  /s/  GREGORY M. YULISH
       an Illinois corporation,              ---------------------------------
       General Partner                    Name:  Gregory M. Yulish
                                                ------------------------------
                                          Title: Executive Vice President, CFO
                                                 -----------------------------

       By:        [SIG]                   By:
         ---------------------------         ---------------------------------
            Name:                         Name:
                 -------------------           -------------------------------
            Title: Vice President         Title:
                 -------------------            ------------------------------


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                                   EXHIBIT A

                            1999 AVENUE OF THE STARS

                       OUTLINE OF FLOOR PLAN OF PREMISES





                             [FLOORPLAN - GRAPHIC]


                               EXHIBIT A - Page 1